SUMMARY PROSPECTUS APRIL 1, 2013

SATUIT CAPITAL  U.S. SMALL CAP  FUND-  SATSX

a series of

SATUIT CAPITAL MANAGEMENT TRUST

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.satuitcapital.com.  You can also get this information at no cost by calling 866-972-8848 or by sending an email request to clientservices@satuitcapital.com.   The current prospectus and statement of additional information, dated April 1, 2013, are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE

The U.S. Small Cap Fund’s investment objective is to provide investors with long-term capital appreciation.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Small Cap Fund.

Shareholder Fees

(fees paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed within 60 days of purchase)

2.00%

Annual Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment.)

Management Fees

1.00%

Distribution and Service (12b-1) Fees

0.25%

Other Expenses(1)

0.56%

Total Annual Fund Operating Expenses

1.81%

Fee Waiver and/or Expense Reimbursements

(0.31)%

Total Annual Fund Operating Expenses After Waivers/Reimbursements(2)

1.50%

(1)

Based on estimated amounts for the U.S. Small Cap Fund’s first year of operations.

(2)

Pursuant to the expense limitation agreement, Satuit Funds Management, LLC (the “Adviser”) has agreed to waive or limit its fees and assume other expenses of the U.S. Small Cap Fund (excluding interest, taxes, brokerage commissions and other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses), so that the U.S. Small Cap Fund’s ratio of total annual operating expenses is limited to 1.50%.  The expense limitation agreement is effective at least until February 28, 2014 and may be terminated only by the Board of Trustees by providing 90 days notice.  The Adviser is entitled to reimbursement of fees waived or expenses assumed subject to the limitations that (i) the reimbursements is made for fees waived or expenses incurred not more than three years prior to the date of the reimbursement and (ii) the reimbursement may not be made if it would cause the U.S. Small Cap Fund’s annual expense limitation to be exceeded.

Example:

This example is intended to help you compare the cost of investing in the U.S. Small Cap Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the U.S. Small Cap Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the U.S. Small Cap Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$153	$508

PORTFOLIO TURNOVER

The U.S. Small Cap Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the U.S. Small Cap Fund’s performance.

PRINCIPAL INVESTMENT STRATEGIES

The U.S. Small Cap Fund seeks to achieve its investment objective by investing at least 80% of its assets in a diversified portfolio of U.S. common stocks of small cap companies. The Adviser considers a company to be a small cap company when its market capitalization, at the time of purchase, is within the range of market capitalizations of those companies comprising the Russell 2000 Index (R2000).  As of the latest reconsitution of the R2000 on May 31, 2012, the capitalization range of companies comprising the Index is approximately $460 million to $2.6 billion.  The Adviser utilizes proprietary quantitative analysis of both value and growth characteristics to rank U.S. small cap companies. Valuation and growth characteristics are equally weighted for purposes of ranking potential investment securities. Valuation analysis is used to determine the inherent value of the company and requires the analysis of financial information such as a company's price to book, price to sales, return on equity, and return on assets ratios. Growth analysis is used to determine a company's potential for long-term dividends and earnings growth as determined by market-oriented factors such as market share, the launch of new products or services, the strength of its management and market demand. From these analyses, the Adviser ranks the companies that exhibit stable and growing valuation ratios and the most favorable dividends and earnings prospects and lists them on what it refers to as the Focus List. The Adviser selects portfolio securities for investment by the U.S. Small Cap Fund by subjecting the common stocks on the Focus List to a qualitative analysis of each company's valuation and growth characteristics in order to determine whether these characteristics are sustainable over the long term. Such analysis includes a more detailed review of each company's competitive position in its particular market sector, its business prospects and financial statements. The Adviser also regularly conducts interviews with company management and Wall Street analysts who provide research about a company's common stock in the stock market.

Portfolio securities may be sold as a result of adverse changes in the stock markets generally, or to a specific issuer, that results in poor relative performance. Portfolio securities may also be sold if the Adviser determines that the valuation and growth characteristics that formed the basis for purchasing a stock no longer meet the criteria for portfolio securities of the U.S. Small Cap Fund.

PRINCIPAL RISKS

Investing in common stocks has inherent risks that could cause you to lose money. The principal risks of investing in the U.S. Small Cap Fund are listed below and could adversely affect the net asset value (the “NAV”), total return and value of the U.S. Small Cap Fund and your investment.

No Operating History:  The U.S. Small Cap Fund commenced operations on April 1, 2013 and, therefore, has no history of operations.  The U.S. Small Cap Fund is designed for long-term investors and not as a trading vehicle.

Stock Market Risks: Stock mutual funds are subject to stock market risks and significant fluctuations in value. If the stock market declines in value, the U.S. Small Cap Fund is likely to decline in value and you could lose money on your investment.

Stock Selection Risks:  The portfolio securities selected by the Adviser may decline in value or not increase in value when the stock market in general is rising and may fail to meet the U.S. Small Cap Fund’s investment objective.

Risks of Investment In Small Cap Companies:  The U.S. Small Cap Fund invests principally in small cap companies.  Accordingly, the U.S. Small Cap Fund may be subject to the additional risks associated with investment in companies with small capital structures.   These companies may (i) have relatively small revenues, (ii) have limited product lines or services, (iii)  lack depth of management, (iv) lack the ability to obtain funds necessary for growth, and (v) feature  products or services for which a market does not yet exist and/or may never be established.  The increased risk involved with investing in small cap companies may cause the market prices of their securities to be more volatile than those of larger, more established companies.  Further, these securities tend to trade at a lower volume than do those of larger, more established companies, which generally results in less liquidity.  If the U.S. Small Cap Fund is heavily invested in these securities, the NAV of the U.S. Small Cap Fund will be more susceptible to sudden and significant losses if the value of these securities decline.

You could lose money on your investment in the U.S. Small Cap Fund, or the U.S. Small Cap Fund may not perform as well as other possible investments. The U.S. Small Cap Fund does not constitute a balanced or complete investment program and the NAV of its shares will fluctuate based on the value of the securities held by the U.S. Small Cap Fund.

Who should buy this Fund

The U.S. Small Cap Fund is most appropriate for investors who understand the risks of investing in domestic smaller capitalization stock markets and who are willing to accept significant amounts of volatility and risk.

PAST PERFORMANCE

When the U.S. Small Cap Fund has been in operation for a full calendar year, performance information will be shown here.   Updated performance information is available on the U.S. Small Cap Fund’s website at www.satuitcapital.com or by calling the U.S. Small Cap Fund, toll free, at 1-866-972-8848.

MANAGEMENT

Investment Adviser

Satuit Funds Management, LLC (the “Adviser”)

Portfolio Manager

Mr. Robert J. Sullivan, Chairman, President and Treasurer of the Trust and Chief Investment Officer of the Adviser and Mr. Edward Moore, CFA, Director of Equity Research serve as the U.S. Small Cap Fund’s co-portfolio managers. They have served in this capacity since the Fund’s inception.  Mr. Sullivan and Mr. Moore are members of the Adviser’s Investment Committee which also includes Mr. Robert Johnson, Senior Equity Analyst, Mr. Kevin Mirise, CFA, Senior Equity Analyst, Ms. Robin Murchison, Senior Equity Analyst and Mr. Jeffrey MacCune, Director of Equity Trading and Operations.

PURCHASE AND SALE OF FUND SHARES

You may purchase, redeem or exchange shares of the U.S. Small Cap Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the U.S. Small Cap Fund either through a financial advisor or directly from the U.S. Small Cap Fund. The minimum initial investment in shares of the U.S. Small Cap Fund is $1,000. Additional investments must be in amounts of $250 or more.

TAX INFORMATION

The U.S. Small Cap Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the U.S. Small Cap Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the U.S. Small Cap Fund may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the U.S. Small Cap Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.